UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2008
Meadow Valley Corporation
(Exact name of registrant as specified in charter)
Nevada
(State or other jurisdiction of incorporation)

0-25428 (Commission File Number)	88-0328443 (IRS Employer Identification Number)

4602 E. Thomas Road, Phoenix, AZ (Address of principal executive offices)	85018 (Zip Code)
Registrant’s telephone number, including area code: (602) 437-5400
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
          On April 4, 2008, Meadow Valley Corporation’s Chief Executive Officer, Bradley Larson, gave a presentation at an investor conference. A copy of the presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.
          The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be discussed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit
Number	Exhibit Description
99.1	Presentation of Registrant, dated April 4, 2008
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meadow Valley Corporation
Date: April 4, 2008	By:	/s/ David D. Doty
David D. Doty
Chief Financial Officer